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                                                                    Exhibit 10.2

                 WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT ("Waiver") is made this 15th day of November, 2001, by and among FISHER COMMUNICATIONS, INC, formerly known as Fisher Companies Inc. ("Borrower"), and BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, and U.S. BANK NATIONAL ASSOCIATION (each individually a "Bank" and collectively the "Banks") and BANK OF AMERICA, N.A., formerly known as Bank of America National Trust and Savings Association, as agent for Banks ("Agent").

                                    Recitals

         A. Borrower, Banks and Agent are parties to that certain Credit Agreement dated as of May 26, 1998, as amended by that certain First Amendment to Credit Agreement dated as of June 25, 1999, by that certain Second Amendment to Credit Agreement dated as of September 30, 1999 and by that certain Third Amendment to Credit Agreement dated as of January 29, 2001 (as amended, modified or extended from time to time the "Credit Agreement") and the related Loan Documents described therein.

         B. The Credit Agreement contains certain financial covenants binding upon Borrower, and it is known that Borrower was in breach of the Adjusted Leverage Ratio and Interest Coverage Ratio set forth in the Credit Agreement as of its fiscal quarter ended September 30, 2001.

         C. Borrower has requested that Agent and Banks waive such defaults, which Agent and Banks have agreed to do upon the terms and conditions set forth in this Waiver.

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                    Agreement

         1. Definitions. Capitalized terms used herein and not otherwise defined
            -----------
shall have the meanings given in the Credit Agreement.

         2. Waiver of Defaults. Subject to the terms and conditions of this
            ------------------
Waiver, Agent and Banks hereby waive Borrower's compliance with its obligations under Section 7.2(a) and Section 7.2(b) of the Credit Agreement as of Borrower's fiscal quarter ended September 30, 2001.

         3. Consent to Dividends. Agent and Banks hereby acknowledge that
            --------------------
Borrower has paid cash dividends in the approximate amount of $6,750,000 in the calendar year 2001 prior to the date of this Waiver and intends to pay additional cash dividends in the approximate amount of $2,250,000 on or about December 7, 2001. To the extent required, Agent and Banks hereby consent to the declaration and payment of such dividends.

         4. Amendments to Credit Agreement. The Credit Agreement is amended as
            ------------------------------
follows:

            4.1  Amendments to Article 1. In Article 1, amendments are made to
                 -----------------------
the definitions, as follows:

                 (a) The definition of "Adjusted Reference Rate" is added to read as follows:

            1.1b Adjusted Reference Rate shall mean for any day that per annum
                 -----------------------
     rate equal to the sum of (a) the Reference Rate Margin and (b) the Reference Rate. The Adjusted Reference Rate shall change with any change in the Reference Rate.

                 (b) The definition of "Floating Rate Loan" is amended and restated to read as follows:

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          1.13  Floating Rate Loans shall mean those portions of principal of
                -------------------
     the Revolving Notes accruing interest at the Adjusted Reference Rate.

                (c) The definition of "LIBOR Margin" is added to read as follows:

          1.19a LIBOR Margin means on any date, a per annum interest rate
                ------------
     determined in accordance with the following table:

                              Borrower's
                           Leverage Rating       LIBOR Margin
                           ---------------       ------------
                               Level 1              2.25%
                               Level 2              2.50%
                               Level 3              2.75%
                               Level 4              3.00%
                               Level 5              3.25%
                               Level 6              3.50%

                (d) The definition of "Margin" is amended and restated to read as follows:

          1.24  Fee Margin means on any date, a per annum interest rate
                ----------
     determined in accordance with the following table:

                              Borrower's
                           Leverage Rating       Fee Margin
                           ---------------       ----------
                               Level 1              .250%
                               Level 2              .375%
                               Level 3              .375%
                               Level 4              .375%
                               Level 5              .500%
                               Level 6              .500%

                (e) The definition of "Reference Rate Margin" is added to read as follows:

          1.29a Reference Rate Margin means on any date, a per annum interest
                ---------------------
     rate determined in accordance with the following table:

                              Borrower's          Reference
                           Leverage Rating       Rate Margin
                           ---------------       -----------
                               Level 1              0.00%
                               Level 2              0.00%
                               Level 3              0.25%
                               Level 4              0.50%
                               Level 5              0.75%
                               Level 6              1.00%

          4.2   Amendments to Article 4. In Article 4, Sections 4.1 and 4.5 are
                -----------------------
amended and restated to read as follows:

          4.1   Interest Rates and Payment Date. The Revolving Notes shall each
                -------------------------------
     bear interest from the date of Advance on the unpaid principal balance outstanding from time to time at the Adjusted Reference Rate or Adjusted LIBOR Rate as selected by Borrower and all accrued interest shall be payable in arrears on each Interest Payment Date.

          4.5   Conversion to Reference Rate. The Revolving Notes shall each
                ----------------------------
     bear interest at the Adjusted Reference Rate unless an Adjusted LIBOR Rate is specifically selected. At the termination of any Interest Period, each LIBOR Rate Loan shall convert to a Floating Rate Loan unless Borrower directs otherwise pursuant to Section 4.2.

     5.   Delivery of Compliance Certificate. Borrower hereby agrees to furnish
          ----------------------------------
to Agent on or before January 31, 2002, with sufficient copies for Agent and each Bank a certificate of the chief financial officer of Borrower, in the form of Exhibit A attached, certifying that as of the fiscal year ended December 31,
   ---------
2001 no Default and no event which, with notice or lapse of time or both, would constitute a Default, had occurred and was continuing, and, further, setting forth calculations demonstrating compliance as at the end of such fiscal year with the financial covenants set forth in Section 7.2. Borrower expressly agrees that it shall be an additional Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     6.   Payment of Waiver Fee. Borrower hereby agrees to pay to Agent for the
          ---------------------
account of Banks a waiver fee equal to one-tenth of one percent (0.10%) of the amount of such Bank's Pro Rata Share of the Credit Limit. The waiver fee described in this Section 6 shall be payable to each Bank (other than Bank of America, N.A.) on the Closing Date (as defined below) and (b) to Bank of America, N.A. on January 31, 2002 if on such date any lender that is a party to that certain Credit Agreement dated as of June 24, 1999 by and among Borrower, as borrower, Agent, as agent, and the various lenders a party thereto, shall have any commitment to extend credit under such Credit Agreement, or any loan or other obligation of Borrower thereunder or under any other agreement, instrument or document executed by Borrower in connection therewith shall remain unpaid or unsatisfied, other than obligations arising under swap contracts permitted under such Credit Agreement. The waiver fees payable under this Section 6 shall be deemed fully earned when due and non-refundable when paid.

     7.   Effective Date. This Waiver will become effective as of November 1,
          --------------
2001 (the "Closing Date"); provided that each of the following conditions precedent is satisfied:

          7.1  Delivery of Waiver. Agent has received from Borrower and each
               ------------------
Bank a duly executed original (or, if elected by Agent, an executed facsimile copy) of this Waiver.

          7.2  Waiver Fee. Agent (for the account of Banks) has received from
               ----------
Borrower the waiver fees set forth in Section 6 hereof.

          7.3  Guarantors' Consent. Fisher Broadcasting Inc., Fisher Mills, Inc.
               -------------------
and Fisher Properties Inc. shall have each executed the subjoined Guarantors' Consent; and

          7.4  Other Documents. Agent and each Bank shall have received such
               ---------------
other documents, instruments, and undertakings as Agent and such Bank may reasonably request.

     8.   Representations and Warranties. Borrower hereby represents and
          ------------------------------
warrants to Banks and Agent that each of the representations and warranties set forth in Article 6 of the Credit Agreement is true and correct in each case as if made on and as of the date of this Waiver and Borrower expressly agrees that it shall be an additional Default under the Credit Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     9.   No Further Amendment. Except as expressly modified by this Waiver, the
          --------------------
Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and each Bank on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Bank in connection with the preparation of this Waiver and the closing of the transactions contemplated hereby and thereby.

     10.  Reservation of Rights. Borrower acknowledges and agrees that the
          ---------------------
execution and delivery by Agent and Banks of this Waiver shall not be deemed to create a course of dealing or otherwise obligate Agent or any Bank to forbear or execute similar amendments under the same or similar circumstances in the future.

     11.  Borrower Resolutions. Borrower agrees to deliver to Agent on or before
          --------------------
December 11, 2001 a copy of a resolution passed by the board of directors of Borrower, certified by the Secretary or an Assistant Secretary of Borrower, ratifying the execution, delivery and performance of this Waiver. Borrower further agrees that it shall be an additional Default under the Credit Agreement if Borrower shall fail to deliver such resolutions to Agent on or before such date.

     12.  Miscellaneous.
          -------------

          12.1  Entire Agreement. This Amendment comprises the entire agreement
                ----------------
of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          12.2  Counterparts. This Amendment may be executed in any number of
                ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment.

          12.3  Governing Law. This Amendment and the rights and obligations of
                -------------
the parties hereto shall be construed and interpreted in accordance with the internal laws of the State of Washington.

          12.4  Oral Agreements Not Enforceable.
                -------------------------------

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO
     -----------------------------------------------------------------------
     FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER
     ---------------------------------------------------------------------
     WASHINGTON LAW.
     --------------

     EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

Borrower:                                      Agent:

FISHER COMMUNICATIONS, INC., formerly          BANK OF AMERICA, N.A., formerly
known as Fisher Companies Inc.                 known as Bank of America National
                                               Trust and Savings Association


By ___________________________________         By ______________________________

Title ________________________________         Title ___________________________

Banks:

BANK OF AMERICA, N.A., formerly known          U.S. BANK NATIONAL ASSOCIATION
as Bank of America National Trust and
Savings Association

By ___________________________________         By ______________________________

Title ________________________________         Title ___________________________

                               GUARANTORS' CONSENT

         Fisher Broadcasting Company, Fisher Mills Inc. and Fisher Properties Inc. ("Guarantors") are guarantors of the indebtedness, liabilities and obligations of Fisher Companies Inc. ("Borrower") under the Credit Agreement and the other Loan Documents referred to in the within and foregoing Waiver and Fourth Amendment to Credit Agreement ("Waiver"). The Guarantors hereby acknowledge that they have received a copy of the Waiver and hereby consent to its contents (notwithstanding that such consent is not required). Each Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Waiver.

Guarantors:

FISHER BROADCASTING COMPANY, formerly              FISHER MILLS INC.
known as Fisher Broadcasting Inc.


By _______________________________________         By __________________________

Title ____________________________________         Title _______________________


FISHER PROPERTIES INC.



By _______________________________________

Title ____________________________________

                                    EXHIBIT A
               TO WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT

January ___, 2002

Bank of America, N.A.
Commercial Agency Management
WA1-501-37-20
800 Fifth Avenue, Floor 37
Seattle WA 98104-3185
Attention: Dora Brown

Re:  Certificate of Chief Financial Officer

Ladies and Gentlemen:

With respect to that certain Credit Agreement between Fisher Communications Inc., formerly known as Fisher Companies Inc. ("Borrower"), Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Agent, U.S. Bank National Association and Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association, as Banks, dated May 26, 1998 (as amended, the "Agreement"), we hereby represent to you the following (capitalized terms used in this certificate shall have the same meaning as in the Agreement):

[1. Enclosed is (a) the unaudited consolidated balance sheet of Borrower and its consolidated Subsidiaries as of the end of the fiscal year ended December 31, 2001, and (b) the related unaudited consolidated statements of income, shareholders' equity and retained earnings for such fiscal year.]

2. As of the date of such financial statements, Borrower's Adjusted Leverage Ratio, as described in Section 7.2(a) of the Agreement, is
         ____________.

3. As of the date of such financial statements, Borrower's Interest Coverage Ratio, as described in Section 7.2(b) of the Agreement, is
         ____________.

4. As of the date of such financial statements, Borrower's Fixed Charge Coverage Ratio, as described in Section 7.2(c) of the Agreement, is
         ____________.

5. To the best of my knowledge, such financial statements are complete and correct, fairly present, without qualification, the financial condition of Borrower for such period, and are prepared in accordance with GAAP;

6. To the best of my knowledge, no Default exists, nor does any event exist which, with lapse of time or upon the giving of notice would constitute a Default under the Agreement.

Sincerely,

FISHER COMMUNICATIONS INC., formerly
known as Fisher Companies Inc.


By ____________________________________________
         Chief Financial Officer